Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
RLJ Acquisition, Inc.

We have audited the accompanying balance sheet of RLJ Acquisition, Inc. (a corporation in the development stage) (the “Company”) as of February 22, 2011.  This balance sheet is the responsibility of the Company’s management.  Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of the Company as of February 22, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
February 28, 2011

RLJ Acquisition, Inc.
(a corporation in the development stage)

BALANCE SHEET

February 22, 2011

ASSETS
Current assets:
Cash	$1,684,494
Prepaid expense	116,400
Total current assets	1,800,894
Noncurrent asset:
Investments held in Trust	143,031,250
Total assets	$144,832,144

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accrued expenses	$38,307
Due to affiliate	50,000
Total current liabilities	88,307
Other Liabilities:
Deferred underwriters' fee	3,593,750
Total liabilities	$3,682,057

Common stock, subject to possible redemption: 13,683,425 shares (at redemption value)	136,150,079

Commitments and contingencies
Stockholders' equity:
Common stock, $0.001 par value. Authorized 250,000,000 shares; 17,968,750 shares issued and outstanding (including 13,683,425 shares subject to possible redemption)	17,969
Additional paid-in capital	5,032,563
Deficit accumulated in the development stage	(50,524)
Total stockholders' equity	5,000,008
Total liabilities and stockholders' equity	$144,832,144

See accompanying notes to balance sheet

RLJ ACQUISITION, INC.
(a corporation in the development stage)

NOTES TO BALANCE SHEET

(1) Organization and Nature of Business Operations

RLJ Acquisition, Inc. (the Company) is a newly-organized blank check company formed on November 12, 2010 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

The Company's sponsor is RLJ SPAC Acquisition, LLC (the Sponsor). At February 22, 2011, the Company had not commenced any operations.  All activity through February 22, 2011 relates to the Company's formation and the initial public offering described below in Note 4. The Company has selected December 31 as its fiscal year-end.

The Company consummated its initial public offering (the Offering) on February 22, 2011 and received net proceeds of $140,156,250, before deducting deferred underwriting compensation of $3,593,750 and includes $5,000,000 received for the purchase of 6,666,667 warrants by the Sponsor.  The Company's management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company's efforts in identifying prospective target businesses will not be limited to a particular industry, geographic region or minimum transaction value for purposes of consummating an initial business combination. Instead, the Company intends to focus on various industries and target businesses that may provide significant opportunities for growth.

Upon the closing of the Offering and simultaneous private placement of the Sponsor Warrants (as defined below in Note 5) $143,031,250 was placed in a trust account (“Trust Account”).  Except for a portion of the interest income earned on the Trust Account balance that may be released to the Company to pay any income and franchise taxes and to fund the Company's working capital requirements, and any amounts necessary to purchase up to 25% of the Company's shares issued as part of the Units described in Note 4 (public shares) if the Company seeks stockholder approval for its initial business combination, none of the funds held in the Trust Account will be released until the earlier of the completion of the Company's initial business combination and the redemption of 100% of the Company's public shares if the Company is unable to consummate a business combination within 21 months from the closing of the proposed offering (subject to the requirements of law). The proceeds deposited in the Trust Account could become subject to the claims of the Company's creditors, if any, which could have priority over the claims of the Company's public stockholders.

The Company will provide its stockholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, less franchise and income taxes payable, upon the consummation of the Company's initial business combination, subject to the limitations described herein. There will be no redemption rights with respect to outstanding warrants, which will expire worthless in the event the Company does not consummate a business combination. Unlike many other blank check companies that hold stockholder votes and conduct proxy solicitations in conjunction with their initial business combinations and provide for related redemptions of public shares for cash upon consummation of such initial business combinations even when a vote is not required by law, the Company intends to consummate its initial business combination and conduct the redemptions without a stockholder vote pursuant to Rule 13e-4 and Regulation 14E of the Securities Exchange Act of 1934, as amended (the Exchange Act), which regulates issuer tender offers, and the Company will file tender offer documents with the Securities and Exchange Commission (the SEC). The tender offer documents will contain substantially the same financial and other information about the Company's initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies. In the event the Company conducts redemptions pursuant to the tender offer rules, its offer to redeem shares shall remain open for at least 20 business days, in accordance with Rule 14e-1(a) under the Exchange Act. If however, a stockholder vote is required by law, or the Company decides to hold a stockholder vote for business or other legal reasons, the Company will, like other blank check companies, conduct the redemptions pursuant to the proxy rules and not pursuant to the tender offer rules.

RLJ ACQUISITION, INC.
(a corporation in the development stage)

NOTES TO BALANCE SHEET — (Continued)

If the Company seeks stockholder approval, the Company will consummate its initial business combination only if a majority of the outstanding shares of common stock voted are voted in favor of the business combination. In such case, the initial stockholders (as defined below in Note 6) have agreed to vote their Founder Shares (as defined below in Note 6) as well as any public shares purchased during or after the proposed offering in favor of the Company's initial business combination. In addition, the initial stockholders have agreed to waive their redemption rights with respect to their Founder Shares and any public shares they may hold in connection with the consummation by the Company of a business combination.

If the Company does not effect a business combination within 21 months from the closing of the proposed offering, the Company will liquidate the Trust Account and distribute the amount held in the Trust Account, including interest but net of franchise and income taxes payable and less up to $100,000 of such net interest that may be released to the Company from the Trust Account to pay liquidation expenses, to the Company’s public shareholders, subject in each case to the Company’s obligations under Nevada law to provide for claims of creditors and the requirements of other applicable law.

     The initial stockholders have agreed to waive their redemption rights with respect to their Founder Shares if the Company fails to consummate a business combination within the 21-month time period, although the initial stockholders will be entitled to redemption with respect to any public shares they hold if the Company fails to consummate a business combination within such time period. In the event of a liquidation, it is likely that the per-share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the proposed offering (assuming no value is attributed to the warrants contained in the Units to be offered in the proposed offering discussed in Note 4).

(2) Basis of Presentation

     The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (GAAP) and pursuant to the rules and regulations of the SEC.
(3) Summary of Significant Accounting Policies

(a)	Fair Value of Financial instruments

     The fair value of the Company’s assets and liabilities, which qualify as financial instruments under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, “Fair Value Measurements and Disclosures”, approximates the carrying amounts represented in the balance sheet.

(b)	Use of Estimates

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

RLJ ACQUISITION, INC.
(a corporation in the development stage)

NOTES TO BALANCE SHEET — (Continued)

(c)	Recent Accounting Pronouncements
Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company's balance sheet.

(d)	Concentration of credit risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000.  The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

(e)	Development stage company
The Company complies with the reporting requirement of FASB ASC 915, “Development Stage Entities.”  At February 22, 2011, the Company had not commenced any operations nor generated revenue to date.  All activity through February 22, 2011 relates to the Company’s formation and the Offering.  Following the Offering, the Company will not generate any operating revenues until after completion of a business transaction at the earliest, if at all.  The Company will generate non-operating income in the form of interest income on the designated Trust Account upon the Offering.

(f)	Income Taxes
The Company complies with FASB ASC 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.  The Company established a full valuation allowance as of February 22, 2011 of $17,000.  Effective tax rates differ from statutory rates due to timing differences in the deductibility of expenses.

The Company adopted the provisions of FASB ASC 740-10-25 which establishes recognition requirements for the accounting for income taxes. There were no unrecognized tax benefits as of February 22, 2011. The section prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at February 22, 2011. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.  The Company is subject to income tax examinations by major taxing authorities since inception. The adoption of the provisions of FASB ASC 740-10-25 did not have a material impact on the Company’s financial position as of February 22, 2011.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes.  These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws.  The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

RLJ ACQUISITION, INC.
(a corporation in the development stage)

NOTES TO BALANCE SHEET — (Continued)
(g)	Redeemable Common Stock
The Company accounts for redeemable common stock that is subject to redemption for cash or other assets, by classifying it outside of permanent equity if it is redeemable at the option of the holder.  Under no circumstances, except for a final liquidation event, will the Company redeem its public shares in an amount that would cause its stockholders’ equity to be less than $5,000,001.  The Company determined the $5,000,001 threshold in order to reduce the likelihood that it will become subject to the SEC’s “penny stock” rules promulgated under the Exchange Act, which apply to transactions in securities of certain companies with stockholders’ equity of $5,000,000 or less and a market price per share of less than $5.00.

Accordingly, 13,683,425 of common shares have been classified outside of permanent equity at redemption value, which is equal to the per share amount held in the Trust Account. The Company recognizes changes in the redemption value immediately as they occur and adjusts the carrying value of common stock subject to redemption equal its redemption value at the end of each reporting period.

(4)	Initial Public Offering

On February 22, 2011, the Company consummated its Offering of 14,375,000 of its units, including units issued and sold pursuant to the underwriters’ over-allotment option (Unit).  Each Unit consists of one share of the Company's common stock, $0.001 par value per share, and one warrant (Warrant).  Each Warrant entitles the holder to purchase one share of the Company's common stock at a price of $12.00 per share, subject to adjustment. The Warrants will become exercisable on the later of 30 days after the completion of the Company's initial business combination or February 22, 2012, twelve months from the closing of the Offering, provided in each case that the Company has an effective registration statement under the Securities Act of 1933, as amended, covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available, and will expire five years after the completion of the Company's initial business combination or earlier upon redemption or liquidation.  If the Company is unable to deliver registered shares of common stock to the holder upon exercise of warrants during the exercise period, there will be no cash settlement of the warrants and the warrants will expire worthless.  Once the warrants become exercisable, the Company may redeem the outstanding warrants in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days prior written notice of redemption, only in the event that the last sales price of the Company's common stock equals or exceeds $17.50 per share for any 20 trading days within the 30-trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders.

(5)	Related Party Transactions

(a)	Note Payable – Related Party

The Company issued an aggregate of $225,000 in an unsecured promissory note to the Sponsor on November 18, 2010. The note was non-interest bearing and payable within 60 days following the date of the consummation of the Offering by the Company.  The note was paid in full on February 22, 2011.

(b)	Services Agreement

The Company has agreed to pay $10,000 a month for office space, administrative services and secretarial support to RLJ Companies, LLC, an affiliate of the Sponsor. Services will commence on February 22, 2011 and will terminate upon the earlier of the consummation by the Company of an initial business combination and the liquidation of the Company.

(c)	Due to Affiliates

As of February 22, 2011, RLJ Companies, LLC has paid certain offering and other costs on behalf of the Company.  The total of such costs do not bear interest, and is due on demand.

RLJ ACQUISITION, INC.
(a corporation in the development stage)

NOTES TO BALANCE SHEET — (Continued)

(d) Sponsor Warrants

Simultaneously with the consummation of the Offering, the Company consummated a private placement of 6,666,667 warrants to the Sponsor at a price of $0.75 per warrant (a purchase price of $5,000,000). The Sponsor has agreed that the warrants purchased by it will not be sold or transferred until 30 days following consummation of a Business Transaction, subject to certain limited exceptions. If the Company does not complete a business transaction, then the proceeds will be part of the liquidating distribution to the public shareholders and the warrants issued to the Sponsor will expire worthless. The Company classified the private placement warrants within permanent equity as additional paid-in capital in accordance with FASB ASC 815-40.

The Sponsor is entitled to registration rights pursuant to a registration rights agreement signed in connection with the consummation of the Offering. The Sponsor will be entitled to demand registration rights and certain “piggy-back” registration rights with respect to its ordinary shares, the warrants and the ordinary shares underlying the warrants, commencing on the date such ordinary shares or warrants are released from lockup. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

(6) Founder Shares

On November 18, 2010, the Sponsor and two of the Company’s independent directors, William S. Cohen, and Morris Goldfarb, purchased 3,593,750 shares of common stock (Founder Shares) for an aggregate amount of $25,000, or $0.0070 per share.

The Founder Shares are identical to the shares of common stock included in the Units being sold in the proposed offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

With certain limited exceptions, the Founder Shares are not transferable, assignable or salable (except to the Company's officers and directors and other persons or entities affiliated with the initial stockholders, each of whom will be subject to the same transfer restrictions) until the earlier of one year after the completion of the Company's initial business combination or earlier if, subsequent to the Company's business combination, the last sales price of the Company's common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least one period of 20 trading days within any 30-trading day period commencing at least 150 days after the Company's initial business combination and the date on which the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company's stockholders having the right to exchange their shares of common stock for cash, securities or other property.

A portion of the Founders Shares in an amount equal to 2.5% of the Company's issued and outstanding shares immediately after the Offering, will be subject to forfeiture by the initial stockholders in the event the last sales price of the Company's stock does not equal or exceed $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least one trading period of 20 trading days within any 30-trading day period within 12 months following the closing of the Company's initial business combination.  An additional 2.5% of the Company’s issued and outstanding shares immediately after the Offering will be subject to forfeiture by the initial stockholders in the event the last sales price of the Company’s stock does not equal or exceed $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least one period of 20 trading days within any 30-trading period during the period between 12 and 24 months following the closing of the Company’s initial business combination.

RLJ ACQUISITION, INC.
(a corporation in the development stage)

NOTES TO BALANCE SHEET — (Continued)

(7)	Commitments

     A contingent fee equal to 2.5% of the aggregate amount of the funds released from the Trust Account to the Company or to the target upon consummation of the initial business transaction will become payable to the underwriter from the amounts held in the Trust Account solely in the event the Company consummates its initial business transaction. Such contingent fee is reflected as deferred underwriters’ fee of $3,593,750 on the accompanying balance sheet.